                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                    [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.             [ ] Confidential, for use of the
                                                 Commission only (as permitted
                                                 by Rule 14a-6(e)(2))

[ ]  Definitive proxy statement.

[ ]  Definitive additional materials.

[X]  Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

[LOGO OF CDC NVEST FUNDS(SM)]

October 12, 2004

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for CDC Nvest Star Growth Fund. The fund will hold a special meeting of shareholders on December 9, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/proxy statement easier.

Q: What is the proposal?       You are being asked to approve the acquisition of
                               CDC Nvest Star Growth Fund by Loomis Sayles
                               Growth Fund. If the acquisition is approved, you will receive corresponding shares of Loomis
                               Sayles Growth Fund.

Q: Why is this change          The proposed merger of CDC Nvest Star Growth Fund
   being proposed and          into Loomis Sayles Growth Fund seeks to provide
   what does it mean to        shareholders of CDC Nvest Star Growth Fund with
   me?                         an opportunity to invest in a larger combined
                               fund which CDC IXIS Asset Management Advisers,
                               L.P. believes has better prospects for long-term growth. Here are some of the advantages of this merger:

                               Lower expenses and better growth prospects. The net expense ratio of Loomis Sayles Growth Fund is lower than that of CDC Nvest Star Growth Fund. Additionally, CDC IXIS Asset Management Advisers, L.P. believes that the combined fund will be better able to grow in size and benefit from possible economies of scale.

                               Same level of service. As a shareholder of Loomis Sayles Growth Fund, you will continue to enjoy the same services you currently receive as a CDC Nvest Star Growth Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

                               Continued investment in CDC Nvest Funds. If the acquisition is approved, CDC Nvest Star Growth Fund shareholders will keep their investment in the CDC Nvest Funds family - and the benefit of exchange privileges as well.

                                                                  (Over, please)
--------------------------------------------------------------------------------
                  CDC IXIS Asset Management Distributors. L.P.
               . 399 Boylston Street . Boston. Massachusetts 02116
                              www.cdcnvestfunds.com

Q: What are some of the        Both Funds invest substantially all of their
   differences in the          assets in equity securities of "growth-oriented"
   principal investment        companies. CDC Nvest Star Growth Fund utilizes a
   strategies of both funds?   multi-manager approach to investing whereby
                               different sub-advisers select securities for different segments of the fund. Loomis Sayles
                               Growth Fund is managed by a single adviser, Loomis, Sayles & Company, L.P., using a single investment style.

Q: Who are the portfolio       Loomis Sayles Growth Fund is managed by Mark
   managers of the Loomis      Baribeau, Pamela Czekanski, and Richard Skaggs of
   Sayles Growth Fund?         Loomis Sayles. This team has a combined total of
                               nearly 59 years of investment experience.

                               Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies, and policies of Loomis Sayles Growth Fund and CDC Nvest Star Growth Fund.

Q: Who will bear the costs     The expenses related to the meeting and the
   of this meeting?            solicitation of proxies will be borne by CDC IXIS
                               Asset Management Advisers, L.P., and its affiliates, not by the CDC Nvest Star Growth
                               Fund.

Q: What are the tax            The acquisition of CDC Nvest Star Growth Fund is
   implications?               expected to be tax-free to shareholders for
                               federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember - your vote counts
Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. Alamo Direct, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice
You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,

/s/ John T. Hailer
------------------
John T. Hailer
President

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs. Savings
                                       which can help minimize fund expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous - 24 hours a
                                       day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have it at hand.

                                       2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

                                       3. Follow the recorded or on-screen
                                       directions.

                                       4. Do not mail your Proxy Card when you
                                       vote by phone or Internet.


                  Please detach at perforation before mailing.


PROXY CARD                CDC NVEST STAR GROWTH FUND                  PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 2004

The undersigned hereby appoints John E. Pelletier, Coleen Downs Dinneen and Russell Kane and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Star Growth Fund (the "Fund"), on December 9, 2004 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                            VOTE VIA THE TELEPHONE: 1-866-241-6192
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com 999 9999 9999 999


                            Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature of joint owner, if any


                            ----------------------------------------------------
                            Date                                       14554_SGF

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY


                  Please detach at perforation before mailing.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE. EXAMPLE: [X]

                                                    FOR      AGAINST    ABSTAIN

1.   Approval of the Agreement and Plan of          [ ]        [ ]        [ ]
     Reorganization providing for the transfer of all of the assets of CDC Nvest Star
     Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Star
     Growth Fund by, Loomis Sayles Growth
     Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis
     Sayles Growth Fund, and the distribution of such shares to the shareholders of CDC
     Nvest Star Growth Fund in complete
     liquidation of CDC Nvest Star Growth
     Fund.

                                                                       14554_SGF

  PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                              A L A M O  D I R E C T
             CDC NVEST/WO#14554: TOUCH-TONE TELEPHONE VOTING SCRIPT
                            APPLICATION: "New App 4"
         PASSWAVE: X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyCDC14554
               REMINDER CALL WAVE: X:\PERIPHONICS\REMINDER_CALLS\
                "CDC NVEST STAR GROWTH FUND. " (PSID 01) (FID01)
        CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                           EXPECTED MAIL DATE: xxxxxxx
                    MEETING DATE: Thursday, December 9, 2004
                   TEST CONTROL NUMBER (s): 554 99999 001 00X

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the CDC Nvest Star Growth Fund."

"Proposal 1:    To vote FOR press 1.    AGAINST press 9.    ABSTAIN press 0."

"To hear how you have          "To cancel your         "To save how you have
  voted, press 1."             vote, press 2."            voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (the shareholder's vote for that proposal is given)"

"To hear how you have          "To cancel your         "To save how you have
  voted, press 1."             vote, press 2."           voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"Your vote has been canceled." "If you would like to start the voting process again, press 1 now."
To end this call, press 0 now.

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"Your vote has been saved." "If you would like to start the voting process again, press 1 now."
 "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the "Please enter the number" speech (above) If shareholder elects to end the call he/she will hear:
"Thank you for voting."

Call is terminated.

OUTBOUND PHONE SCRIPT - CDC NVEST STAR GROWTH FUND

Hello, my name is____________ and I am calling on behalf of CDC NVEST STAR GROWTH FUND . May I please speak with ____________________ Thank you for taking my call.

I am calling to let you know that a special shareholder meeting will be held on December 9th 2004 for shareholders to vote on an important proposal for CDC NVEST STAR GROWTH FUND.

Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your vote.

Have you received your package containing this information?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification purposes may I please have your name and street address?

The Board of Trustees of the Fund recommends that you cast your vote for the approval of the acquisition of the CDC Nvest Star Growth Fund By the Loomis Sayles Growth Fund. Would you like to vote as the Board recommends?
(If the shareholder does not wish to vote as the Board recommends offer to review the proposal with them and ask them how they would like to vote- you can do this by clicking on the vote now link to review their vote card).

Your vote has been recorded. You have voted_______, is that correct?

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

(Postage and Permit Information)
CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

Your Vote is Important! Please Open Immediately

-----------------------------------------------


-----------------------------------------------


--------------------------------------------            ----------
BUSINESS REPLY MAIL                                     NO POSTAGE
FIRST-CLASS MAIL PERMIT NO. 107 SMITHTOWN                NECESSARY
--------------------------------------------             IF MAILED
                                                          IN THE
                                                          UNITED
                                                          STATES
                                                        ----------

POSTAGE WILL BE PAID BY ADDRESSEE

CDC NVEST FUNDS
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11787-9831

(Postage and Permit Information)
CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

--------------------------------------------------------------------------------
                    URGENT REQUEST! WE NEED YOUR VOTE TODAY!
--------------------------------------------------------------------------------

Your Vote is Important! Please Open Immediately

-----------------------------------------------


-----------------------------------------------

Excerpts from http://www.cdcnvestfunds.com website

Screen 1:

[logo] CDC Nvest Funds
CDC IXIS Asset Management Distributors has announced

     [Graphic Omitted] Online Proxy Voting
CDC IXIS Asset Management Distributors, L.P. has announced important proposals regarding CGM Advisor Targeted Equity Fund and CDC Nvest Star Growth Fund, both of which require a shareholder vote.

CGM Advisor Targeted Equity Fund will hold a special meeting of shareholders on November 17, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

CDC Nvest Star Growth Fund will hold a special meeting of shareholders at 2:00 p.m. Eastern time on December 9, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

CGM Advisor Targeted Equity Fund         CGM Nvest Star Growth Fund

     .   Proxy letter to shareholders*        .   Proxy letter to shareholders*
     .   Official proxy statement*            .   Official proxy statement*
     .   Enter our Electronic Proxy           .   Enter our Electronic Proxy
         Voting Center                            Voting Center

          Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy from Alamo Direct, a proxy solicitation firm.

If you vote electronically, you do not need to mail your proxy card.

However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.

Important note:

          If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

     For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

     The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

     NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE

     Copyright (C) 2003 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

Screen 2:

October 12, 2004

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for CDC Nvest Star Growth Fund. The fund will hold a special meeting of shareholders on December 9, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/proxy statement easier.

Q: What is the proposal?    You are being asked to approve the acquisition of
                            CDC Nvest Star Growth Fund by Loomis Sayles Growth
                            Fund. If the acquisition is approved, you will receive corresponding shares of Loomis Sayles Growth
                            Fund.

Q: Why is this change       The proposed merger of CDC Nvest Star Growth Fund
being made and what         into Loomis Sayles Growth Fund seeks to provide
does it mean to me?         shareholders of CDC Nvest Star Growth Fund with an
                            opportunity to invest in a larger combined fund which CDC IXIS Asset Management Advisers, L.P.
                            believes has better prospects for long-term growth.

Here are some of the advantages of this merger:

     Lower expenses and better growth prospects. The net expense ratio of Loomis Sayles Growth Fund, after waivers and reimbursements, is lower than that of CDC Nvest Star Growth Fund. Additionally, CDC IXIS Asset Management Advisers, L.P. believes that the combined fund will be better able to grow in size and benefit from possible economies of scale.

     Same level of service. As a shareholder of Loomis Sayles Growth Fund, you will continue to enjoy the same services you currently enjoy as a CDC Nvest Star Growth Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

     Continued investment in CDC Nvest Funds. If the acquisition is approved, CDC Nvest Star Growth Fund shareholders will keep their investment in the CDC Nvest Funds family - and the benefit of exchange privileges as well.

                                                                  (Over, please)

Q: What are some of the     Both Funds invest substantially all of their assets
differences in the          in equity securities of "growth-oriented" companies.
principal investment        CDC Nvest Star Growth Fund utilizes a multi-manager
strategies of both funds?   approach to investing whereby different sub-advisers
                            select securities for different segments of the fund. Loomis Sayles Growth Fund is managed by a single adviser, Loomis Sayles & Company, L.P., using a single investment style.

Q: Who are the portfolio    Loomis Sayles Growth Fund is managed by Mark
managers of the Loomis      Baribeau, Pamela Czekanski and Richard Skaggs of
Sayles Growth Fund?         Loomis Sayles. This team has a combined total of
                            nearly 59 years of investment experience

Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies, and policies of Loomis Sayles Growth Fund and CDC Nvest Star Growth Fund.

Q: Who will bear the        The expenses related to the meeting and the
costs of this meeting?      solicitation of proxies will be borne by CDC IXIS
                            Asset Management Advisers, L.P. and its affiliates, not by the CDC Nvest Star Growth Fund.

Q: What are the tax         The acquisition of CDC Nvest Star Growth Fund is
implications?               expected to be tax-free to shareholders for federal
                            income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this acquisition.

Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. Alamo Direct, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice

You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,


-------------------------
    John T. Hailer
    President

SG17-0804

PROXY DIRECT Internet Voting Shareholder Login

     You can now submit your voting instructions online. To do so, please enter your Control Number in the area below. Your Control Number is located on your proxy card or voting instruction card and is identified as Control Number. If you have received multiple cards, each has its own Control Number and you will need to login and provide your voting instructions separately for each such distinct Control Number.

     Enter Control Number here: --- Continue

     Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.

     (c)2001 PROXY DIRECT(tm) - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

PROXY DIRECT Internet Voting  Campaign Proposal

     Shareholder:
     SHAREHOLDER NAME AND ADDRESS

     Account:1234567890 / -XXXX-XXXX-
     Previous vote:
     No Previous Vote Collected

     CDC Nvest Star Growth Fund, [CLASS OF SHARES]

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

     1.
     Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of the CDC Nvest Star Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Star Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of the CDC Nvest Star Growth Fund in complete liquidation of CDC Nvest Star Growth Fund

     For Against Abstain

Enter your e-mail address here if you would like an e-mail confirmation of your vote.

     Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding the proposal, please call (631)231-7900.

PROXY DIRECT Internet Voting Vote Confirmation

     Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet Voting site at any time before the Meeting Date on Thursday, December 9, 2004 at 2:00 PM[ET] to submit new voting instructions.

     This is a summary of your voting instructions for the CDC Nvest Star Growth Fund. You may print this page for your records.

     CDC Nvest Star Growth Fund, Class [CLASS OF SHARES]

       Instructions submitted on [DATE AND TIME]
       Transaction Code: XXXXXXXXXX-XXXXXXXXX

     1
     Approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the CDC Nvest Star Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Star Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of the CDC Nvest Star Growth Fund in complete liquidation of CDC Nvest Star Growth Fund

     [VOTE FOR/VOTED AGAINST/ABSTAINED]

     If you wish to vote another card, please click here.